UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2007 (December 11, 2007)

HRPT PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458
(Address of Principal Executive Offices) (Zip Code)

617-332-3990
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On December 11, 2007, the Board of Trustees of HRPT Properties Trust, or the Company, adopted amendments to the Company’s bylaws for consistency with its authority to issue some or all of the Company’s shares of beneficial interest in uncertificated form and its participation in the Depository Trust Company’s Direct Registration System.

A composite copy of the Company’s Amended and Restated Bylaws, as amended through the effectiveness of such amendment, is filed as Exhibit 3.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

The Company hereby files the following exhibits:

3.1	Composite copy of the Company’s Amended and Restated Bylaws, as amended to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
John C. Popeo Treasurer and Chief Financial Officer

Dated: December 13, 2007